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                                                                   EXHIBIT 23.6

              CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 2000, with respect to the financial statements of Onebox.com, Inc. included in Amendment No. 1 to the Registration Statement (Form S-4) and related Prospectus of Phone.com, Inc. for the registration of 94,506,060 shares of its common stock.

                                          /s/ Ernst & Young LLP
                                          Ernst & Young LLP

San Jose, California

October 3, 2000